UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
Digital Ally, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee: (Check the appropriate box):
☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Digital Ally, Inc.
14001 Marshall Drive
Lenexa, Kansas 66215
July 14, 2023
To our Stockholders:
I am pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Digital Ally, Inc. (“Digital Ally” or the “Company”) to be held on Wednesday, August 23, 2023 at 11:15 a.m., ET, at our Company facility at 14001 Marshall Drive, Lenexa, Kansas 66215. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and the Proxy Statement (“Proxy Statement”).
We have elected to take advantage of U.S. Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.
Your vote is important. I hope that you will vote as soon as possible and you may vote by proxy whether or not you expect to attend the Annual Meeting. Please review the instructions on each of your voting options described in the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”), or if you received a printed copy of our proxy materials, the Proxy Statement and the Notice you received in the mail.
Thank you for your ongoing support of, and continued interest in, Digital Ally.
Sincerely,

/s/ Stanton E. Ross
Stanton E. Ross
President, Chief Executive Officer and
Chairman of the Board
Admission to the Annual Meeting will be limited to stockholders. Please note that an admission ticket and picture identification will be required to enter the Annual Meeting. For stockholders of record who received the E-Proxy Notice, your E-Proxy Notice is your admission ticket. For stockholders of record who received a printed copy of our proxy materials, an admission ticket is printed on the back cover of our proxy materials. If your shares are held in street name, you must request an admission ticket in advance by mailing a request, along with proof of your ownership of shares of our common stock, par value $0.001 per share (“Common Stock”), as of the record date of July 3, 2023, to Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, telephone (913) 814-7774, Attention: Corporate Secretary. Proof of ownership would be a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Digital Ally stockholder as of the record date.
Backpacks, cameras, recording equipment and other electronic recording devices will not be permitted at the Annual Meeting. Cell phones will be permitted in the meeting venue but may not be used for any purpose at any time while in the meeting venue. Digital Ally reserves the right to inspect any persons or items prior to their admission to the Annual Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Annual Meeting.
Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

Cautionary Note Regarding Forward Looking Statements
Certain statements in this Proxy Statement may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. In particular, these forward-looking statements include, among others, statements about, opportunities for and growth of our business, our plans regarding product development and enhancements, and our expectations regarding profitability. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements speak only as of the date of this Proxy Statement. We assume no obligation to, and do not necessarily intend to, update these forward-looking statements.

Digital Ally, Inc.
14001 Marshall Drive
Lenexa, Kansas 66215
(913) 814-7774
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, August 23, 2023
The 2023 Annual Meeting of the Stockholders (the “Annual Meeting”) of Digital Ally, Inc., a Nevada corporation (“Digital Ally,” the “Company,” “we,” “ours” and “us”), will be held at the corporate facility located at 14001 Marshall Drive, Lenexa, Kansas, 66215 on Wednesday, August 23, 2023 at 11:15 a.m., ET, for the following purposes:
1.	To elect four directors;
2.	To approve the amendment to the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan which increases the number of shares reserved for issuance under such Plan by 250,000 shares;
3.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm; and
4.
To approve the transactions contemplated by the securities purchase agreement, entered into as of April 5, 2023, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of Common Stock upon (i) conversion of the senior secured convertible notes due January 5, 2024, (ii) exercise of Tranche 1 Common Stock Purchase Warrant (iii) exercise of Tranche 2 Common Stock Purchase Warrant; and (iv) exercise of Tranche 3 Common Stock Purchase Warrant, each dated April 5, 2023.

The foregoing items of business are more fully described in the Proxy Statement (“Proxy Statement”) accompanying this notice. Only stockholders of record at the close of business on July 3, 2023, will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.
This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2023, is being made available to stockholders on or about July 14, 2023. On or about July 14, 2023, we expect to provide a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to you by mail, unless you previously requested for these materials to be delivered to you in paper or by email. The E-Proxy Notice includes instructions for viewing our 2022 Annual Report and the Proxy Statement online and for voting via the Internet, by telephone or by mail, along with the required Control Number (the Control Number is unique to each account). The E-Proxy Notice also includes instructions on how to request paper materials. If you requested printed versions of our proxy materials by mail, these printed proxy materials also include a proxy card for the Annual Meeting. Copies of our Notice of Annual Meeting, Proxy Statement, and 2022 Annual Report are also available at www.digitalallyinc.com.
Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).
By order of the Board of Directors
/s/ Stanton E. Ross
Stanton E. Ross
Chairman of the Board, President and Chief Executive
Officer
July 14, 2023
Lenexa, Kansas

YOUR VOTE IS IMPORTANT
WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON IT AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY PROXY ON THE INTERNET OR BY TELEPHONE.

DIGITAL ALLY, INC.
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
General
The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, (referred to in this Proxy Statement as “Digital Ally,” “we,” “our,” “us,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, August 23, 2023 at 11:15 a.m., ET, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our corporate facility, located at 14001 Marshall Drive, Lenexa, Kansas, 66215. The telephone number at that location is (913) 814-7774. Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).
On or about July 14, 2023, we expect to mail a printed copy of our proxy materials to our stockholders who had requested them and provide the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to all of our other stockholders.
Who is Entitled to Vote?
Our Board of Directors has fixed the close of business on July 3, 2023 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 2,776,598 shares of our common stock, par value $0.001 per share (the “Common Stock”) were issued and outstanding, all of which are voting stock.
Voting
Holders of Common Stock are entitled to one vote for each share of Common Stock held by them. There are no cumulative voting rights.
What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner?
If your shares are registered in your name with our transfer agent, Securities Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, we will provide these proxy materials directly to you.
If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.
Who May Attend the Meeting?
Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.
How Do I Vote?
Whether you hold shares as a stockholder of record or as a beneficial owner, you may vote before the Annual Meeting by granting a proxy or, for shares held in street name, by submitting voting instructions to your bank, broker or nominee. Please refer to the instructions below.

Record Holder
If you are a stockholder of record who owns shares directly in your name, you may vote your shares in one of the following ways:
By telephone. You may vote your shares by calling 1-800-690-6903.

Over the Internet. Go to www.proxyvote.com. You will need to have your Control Number available when you access the website. Your Control Number is on the Notice or proxy card that you received in the mail.

By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Be sure to return your proxy card in time to be received and counted before the Annual Meeting.

During the Annual Meeting. You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy card or voting instructions, vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to virtually attend the meeting.

If you vote by telephone or via the Internet at www.proxyvote.com, you must vote no later than 11:59 p.m. ET on August 22, 2023. You do not need to return a proxy card by mail. Voting electronically or by telephone is convenient, reduces the use of natural resources and saves significant postage and processing costs. Your vote is also recorded immediately and there is no risk that postal delays could cause your vote to arrive late and therefore not be counted.
Beneficial Owner (Holding Shares in Street Name)
If you are a beneficial owner who owns shares indirectly through a bank, broker or other nominee, you should follow the instructions in the Notice or voting instructions that you receive from the broker or other nominee holding your shares. The availability of telephone and Internet voting will depend on the voting process of your broker or nominee. Shares held beneficially may be voted at the Annual Meeting only if you provide a legal proxy from your broker or nominee giving you the right to vote the shares.
Is My Vote Confidential?
Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to the Company, but how you vote will remain confidential.
What Constitutes a Quorum?
We must have a quorum to carry on the business of the Annual Meeting. Our Bylaws (the “Bylaws”) provide that the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Broker non-votes (see definition below) and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there are routine matters presented at the Annual Meeting.

The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Annual Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Annual Meeting may adjourn the Annual Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.
What is a Broker Non-Vote?
If your shares are held in “street name,” you must instruct your bank, broker or other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. Brokers usually offer the ability for stockholders to submit voting instructions by mail by completing a vote instruction form, by telephone or over the Internet. If you do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote, namely, “non-routine” matters. This is called a “broker non-vote.” On the other hand, if you do not provide voting instructions to your bank, broker or other nominee, such party has the discretion to vote your shares on “routine” matters.
Which Proposals are Considered “Routine” or “Non-Routine” for Brokers or Other Nominees?
The following Proposals are “non-routine” and thus a broker discretionary vote is not allowed:
Proposal 1, “Election of Directors;”
Proposal 2, “Approve the amendment to the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan;”
The following Proposals are “routine” and thus a broker discretionary vote is allowed:
Proposal 3, “Ratify the appointment of RBSM LLP as our independent registered public accounting firm,” and
Proposal 4, “Approve the transactions contemplated by the securities purchase agreement, entered into as of April 5, 2023, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of Common Stock upon (i) conversion of the senior secured convertible notes due January 5, 2024, (ii) exercise of Tranche 1 Common Stock Purchase Warrant (iii) exercise of Tranche 2 Common Stock Purchase Warrant; and (iv) exercise of Tranche 3 Common Stock Purchase Warrant, each dated April 5, 2023.”
How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?
For matters at the Annual Meeting, if a quorum is present, the following votes will be required for the Proposal to pass:
	Proposal	Vote Required	Broker Discretionary Vote Allowed
1.	Election of Directors	The votes cast for a nominee’s election must exceed the votes casts against such nominee’s election.	No

2.	Amendment to the 2022 Stock Option and Restricted Stock Plan	The affirmative vote of the holders of a majority of the votes cast.	No

3.	Ratify Appointment of RBSM LLP	The affirmative vote of the holders of a majority of the votes cast.	Yes

4.	Approve the Issuance of 20% or more of the Company’s Outstanding Shares of Common Stock	The affirmative vote of the holders of a majority of the votes cast.	Yes
How are Abstentions Treated?
An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you vote by Internet or telephone, or submit a proxy card or provide proxy instructions to your broker or other nominee, and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions by holders of Common Stock will have no effect on any of the proposals.
What Are the Voting Procedures?
In voting by proxy on the proposals, you may vote for the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices as discussed in the section “How Do I Vote?” on page 3.
Internet Availability of Proxy Materials
We are using the “e-proxy” rules adopted by the SEC to furnish proxy materials to stockholders through a “notice only” model using the Internet. This allows us to reduce costs by delivering to stockholders an E-Proxy Notice and providing online access to the documents.
If you received an E-Proxy Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one as set forth below. The E-Proxy Notice instructs you on how to access and review the important information contained in the Proxy Statement and our 2022 Annual Report, as well as how to submit your proxy through the Internet. On or about July 14, 2023, we expect to mail a printed copy of our proxy materials to our stockholders who had requested them and provide the E-Proxy Notice to all of our other stockholders.
This Proxy Statement, the form of proxy and voting instructions are being made available to stockholders on or about July 14, 2023, at the website address included on your E-Proxy Notice, or if you received a printed copy of the proxy materials, on your proxy card for stockholders of record for beneficial owners. If you are a stockholder of record and received the E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a printed copy of this Proxy Statement and the form of proxy by telephone at 1-800-579-1639, or Internet at the website address included on your E-Proxy Notice. If you are a beneficial owner and received the E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a printed copy of this Proxy Statement and the form of proxy based on the instructions given in the Notice.
Is My Proxy Revocable?
You may revoke your proxy and reclaim your right to vote up to and including on the day of the Annual Meeting by giving written notice to the Corporate Secretary of Digital Ally or by voting in person at the Annual Meeting. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, telephone (913) 814-7774, Attention: Corporate Secretary.
Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?
We will pay all the expenses involved in preparing, assembling, and mailing these proxy materials and the E-Proxy Notice and all costs of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.
What is “Householding” and How Does It Affect Me?
Record holders who have the same address and last name will receive only one copy of the E-Proxy Notice, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other record holders with whom you share an address receive multiple copies of the E-Proxy Notice, or if you hold Digital Ally stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Securities Transfer Corporation, in writing: Mr. Matthew Smith, Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, TX 75093; or by telephone: (469) 633-0101; or by facsimile: (469) 633-0088.

If you participate in householding and wish to receive a separate copy of the E-Proxy Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Securities Transfer Corporation as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.
Do I Have Dissenters’ (Appraisal) Rights?
Appraisal rights are not available to Digital Ally stockholders with any of the proposals described above to be brought before the Annual Meeting.
Stockholder List
The stockholder list as of the Record Date will be available for examination by any stockholder at our corporate office, 14001 Marshall Drive, Lenexa, Kansas 66215, beginning August 8, 2023, which is at least ten (10) business days prior to the date of the Annual Meeting and the stockholder list will be available at the Annual Meeting.
Our Voting Recommendations
Our Board of Directors recommends that you vote:
•	FOR the four nominees to the Board of Directors;
•	FOR the approval of the amendment to the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan to increase the number of shares reserved for issuance under such Plan by 250,000 shares;
•	FOR the ratification of the appointment of RBSM LLP as our independent registered public accounting firm; and
•
FOR the approval of the transactions contemplated by the securities purchase agreement, entered into as of April 5, 2023, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of Common Stock upon (i) conversion of the senior secured convertible notes due January 5, 2024, (ii) exercise of Tranche 1 Common Stock Purchase Warrant (iii) exercise of Tranche 2 Common Stock Purchase Warrant; and (iv) exercise of Tranche 3 Common Stock Purchase Warrant, each dated April 5, 2023.

Voting Results
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be calculated by our Inspector of Elections and published in our Current Report on Form 8-K, which will be filed with the SEC within four (4) business days of the Annual Meeting.
Deadline for Receipt of Rule 14a-8 Stockholder Proposals for 2024 Annual Meeting of Stockholders
As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the SEC and our Bylaws. Stockholders wishing to present a proposal to be eligible for inclusion in the Proxy Statement and form of proxy relating to our 2024 annual meeting of stockholders must submit such proposal to us by March 15, 2024, which is the 120th calendar day prior to the one-year anniversary date on which this Proxy Statement is expected to be first mailed to stockholders in connection with our 2023 Annual Meeting, or, if our 2023 annual meeting of stockholders is changed by more than thirty (30) days from the anniversary date of our 2022 Annual Meeting, then a reasonable time before the Company begins to print and mail its proxy materials in connection with the 2023 annual meeting of stockholders. Any such proposals should be in compliance with our Bylaws and should be submitted to Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, Attention: Thomas J. Heckman, Secretary.
Other Matters
Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the Annual Meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 23, 2023:
Copies of our Notice of Annual Meeting, Proxy Statement and 2022 Annual Report are available online at www.digitalallyinc.com.

PROPOSAL ONE
ELECTION OF DIRECTORS
Nominees
A Board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of which are presently directors of Digital Ally.
If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. The names of the nominees and certain information about them as of the date of this Proxy Statement are set forth below:
Name of Nominee	Principal Occupation	Age	Director Since
Stanton E. Ross	Chairman and Chief Executive Officer	62	2005
Leroy C. Richie(1)(2)(3)	Lead Outside Director, Chairman of the Nominating and Governance Committee and Compensation Committee and attorney	82	2005
Daniel F. Hutchins(1)	Certified Public Accountant; Chairman of Audit Committee	68	2007
Michael J. Caulfield(1)(2)(3)	Investment banking-retired	68	2016
(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Governance Committee
Stanton E. Ross has served as Chairman and Chief Executive Officer since September 2005. From March 1992 to June 2005, Mr. Ross was the Chairman and President of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company (“Infinity”) and served as an officer and director of each of Infinity’s subsidiaries. He resigned from all his positions with Infinity in June 2005, except Chairman, but was reappointed President in October 2006. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions, and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Lenexa, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross estimates he devoted most of his time to Digital Ally and the balance to Infinity in 2020. In late 2007, Infinity sold a substantial portion of its operating assets and has not required a substantial amount of his time since such point. Mr. Ross holds no public company directorships other than with the Company and Infinity and has not held any others during the previous five years. The Company believes that Mr. Ross’s broad entrepreneurial, financial, and business expertise and his experience with micro-cap public companies and his role as President and Chief Executive Officer give him the qualifications and skills to serve as a Director.
Leroy C. Richie has been the Lead Outside Director of Digital Ally since September 2005. He is also the Chairman of the Compensation Committee and Nominating and Governance Committee and a member of the Audit Committee. Since June 1, 1999, Mr. Richie has been a director of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company. Additionally, until 2017, Mr. Richie served as a member of the board of directors of Columbia Mutual Funds, (or mutual fund companies acquired by or merged with Columbia Mutual Funds), a family of investment companies managed by Ameriprise Financial, Inc. From 2004 to 2015, he was of counsel to the Detroit law firm of Lewis & Munday, P.C. From 2007 to 2014, Mr. Richie served as a member of the board of directors of OGE Energy Corp. He holds no other public directorships and has not held any others during the previous five years. Until 2019, Mr. Richie served as the Vice-Chairman of the Board of Trustees and Chairman of the Compensation Committee for the Henry Ford Health System, in Detroit. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for its automotive operations from 1986 until his retirement in 1997. Before joining Chrysler, he was an associate with the New York law firm of White & Case (1973-1978) and served as director of the New York office of the Federal Trade Commission (1978-1983). Mr. Richie received a B.A. from City College of New York, where he was valedictorian, and a J.D. from the New York University School of Law, where he was awarded an Arthur Garfield Hays Civil Liberties Fellowship. The Company believes that Mr. Richie’s extensive experience as a lawyer and as an officer or director of public companies gives him the qualifications and skills to serve as a Director.
Daniel F. Hutchins was elected a Director in December 2007. He serves as Chairman of the Audit Committee and is the Board’s financial expert. Mr. Hutchins, a Certified Public Accountant, is a Principal with the accounting firm of Hutchins & Haake, LLC and currently serves as a director and the Chief Financial Officer of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company, of which Stanton E. Ross is the Chairman and President. Mr. Hutchins has served as an instructor for the Becker CPA exam with the Keller Graduate School of Management and has over 17 years of teaching experience preparing CPA candidates for the CPA exam. He has over 40 years of public accounting experience, including five years with Deloitte & Touche, LLP. He has served on the boards of various non-profit groups and is a member of the American Institute of Certified Public Accountants. Mr. Hutchins earned his Bachelor of Business Administration degree in Accounting at Washburn University in Topeka, Kansas. Mr. Hutchins holds no other public company directorships and has not held any others during the previous five years. The Company believes that Mr. Hutchins’ significant experience in finance and accounting gives him the qualifications and skills to serve as a Director.
Michael J. Caulfield was elected a Director in May 2016. He is a member of the Audit Committee, Compensation Committee and Nominating and Governance Committee. He served as Vice President – Strategic Development of the Company from June 1, 2009 to January 11, 2012. Mr. Caulfield was most recently (2012-2016) a Vice-Chairman at Teneo Holdings, LLC, a global advisory firm where he was responsible for the firm’s investment banking relationships with a broad range of industrial companies. From 2006 to 2009, Mr. Caulfield served as a Managing Director at Banc of America Securities (“BAS”), where he was responsible for the merger, acquisition, divestiture and restructuring advisory services for a number of large public and private companies. He was also in charge of BAS’s global investment banking activities involving the Safety, Security, Engineering and Construction Industries. Prior to joining BAS, Mr. Caulfield spent six years (2000-2006) as a Managing Director with Morgan Stanley in New York City, leading that global investment banking firm’s efforts in the Aerospace and Defense Industries. He was also responsible for the investment banking relationships with a number of Morgan Stanley’s largest clients. From 1989 to 2000, he worked at General Electric Capital Corp., where he served as a Managing Director and head of the Corporate Finance Group. In this capacity, he advised GE Capital and the industrial divisions of General Electric on such issues as capital structuring, mergers and acquisitions, and private equity transactions. Mr. Caulfield received an MBA from the Wharton School of the University of Pennsylvania and a B.S. Degree from the University of Minnesota. The Company believes that Mr. Caulfield’s significant experience in investment banking and the public market gives him the qualifications and skills to serve as a Director.
Vote Required and Board Recommendation
If a quorum is present and voting, the four nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE FOR EACH OF THE FOUR NOMINEES NAMED ABOVE.

Board Composition and Diversity
The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Marketplace Rules of Nasdaq.
Board Diversity Matrix for Digital Ally, Inc. (As of October 17, 2022)
Total Number of Directors	4
	Female	Male
Part I: Gender Identity	—	4
Directors
Part II: Demographic Background
African American or Black	—	1
White	—	3
Board Diversity Matrix for Digital Ally, Inc. (As of June 30, 2023)
Total Number of Directors	4
	Female	Male
Part I: Gender Identity	—	4
Directors
Part II: Demographic Background
African American or Black	—	1
White	—	3
Board of Directors and Committee Meetings
Our Board of Directors held four meetings and acted a number of times by unanimous consent resolutions during the fiscal year ended December 31, 2022. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2022. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve and are also expected to attend our annual meeting of stockholders. All directors then in office attended the 2022 annual meeting of stockholders.
Committees of the Board of Directors
Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. These charters are also available on the Investor Relations page of our website. All of our directors, other than our Chairman and Chief Executive Officer, have met in executive sessions without management present on a regular basis in 2022 and year-to-date 2023.
Audit Committee
Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process. Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations in conjunction with management and our public auditors; conferring with management and the independent auditors regarding the effectiveness of internal controls, financial reporting processes and disclosure controls; consulting with management and the independent auditors regarding Company policies governing financial risk management; reviewing and discussing reports from the independent auditors on critical accounting policies used by the Company; establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviewing and approving related-person transactions in accordance with the Company’s policies and procedures with respect to related-person transactions and applicable rules; reviewing the financial statements to be included in our Annual Report on Form 10-K; discussing with management and the independent auditors the results of the annual audit and the results of quarterly reviews and any significant changes in our accounting principles; and preparing the report that the SEC requires in our annual proxy statement. The report of the Audit Committee for the year-ended December 31, 2022 is included in this Proxy Statement.
The Audit Committee is comprised of three Directors, each of whom is independent, as defined by the rules and regulations of the SEC and The Nasdaq Stock Market LLC (“Nasdaq”) Rule 5605(a)(2). The Audit Committee held four meetings during the year-ended December 31, 2022. On September 22, 2005, the Company created the Audit Committee and adopted a written charter for it. The members of our Audit Committee are Daniel F. Hutchins, Leroy C. Richie and Michael J. Caulfield. The Board of Directors determined that Mr. Hutchins qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC and is independent as noted above.
Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee to assure that such services do not impair the auditor’s independence from the Company. Accordingly, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) that sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditors are to be pre-approved. Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the table, as well as services for limited review of actuarial reports and calculations. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent registered public accounting firm. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the Audit Committee prior to being performed. The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee but may not delegate such authority to management.
Compensation Committee
Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the SEC requires in our future Form 10-Ks and proxy statements.
Our Compensation Committee is comprised of two Directors, whom the Board considers to be independent under the rules of the SEC. The members of our Compensation Committee are Leroy C. Richie, Chairman, and Michael J. Caulfield. The Compensation Committee held two meetings and acted several times by unanimous written consent resolutions during the year ended December 31, 2022. Mr. Ross, our Chief Executive Officer, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. Thomas J. Heckman, our Chief Financial Officer, also assists the Compensation Committee in its deliberations regarding executive officer, director and employee compensation. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On September 22, 2007, the Board of Directors adopted a written charter for the Compensation Committee.
Nominating and Governance Committee
Our Nominating and Governance Committee assists our Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating, and overseeing our corporate governance guidelines. Specific responsibilities include the following: evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our Board of Directors; and evaluating and recommending candidates for election to our Board of Directors.
Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise, or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy regarding the consideration of diversity in identifying director nominees.
When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.
The Nominating and Governance Committee selects director nominees and recommends them to the full Board of Directors. In relation to such nomination process, the Nominating and Governance Committee:
•	determines the criteria for the selection of prospective directors and committee members;
•	reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;
•	evaluates the performance and contributions of directors eligible for re-election;
•	determines the desired qualifications for individual directors and desired skills and characteristics for the Board;
•	identifies persons who can provide needed skills and characteristics;
•	screens possible candidates for Board membership;
•	reviews any potential conflicts of interests between such candidates and the Company’s interests; and
•	shares information concerning the candidates with the Board and solicits input from other directors.
The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business; an understanding of the fiduciary responsibilities that are required of a member of the Board; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.
After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Our Nominating and Governance Committee is comprised of two Directors, whom the Board considers to be independent under the rules of the SEC. The Nominating and Governance Committee held one meeting during the year ended December 31, 2022. The members of our Nominating and Governance Committee are Leroy C. Richie, who serves as Chairman, and Michael J. Caulfield. The Committee was created by our Board of Directors on December 27, 2007, when the Board of Directors adopted a written charter, which was amended in February 2010.
Board of Directors’ Role in the Oversight of Risk Management
We face a variety of risks, including credit, liquidity, and operational risks. In fulfilling its risk oversight role, our Board of Directors focuses on the adequacy of our risk management process and overall risk management system. Our Board of Directors believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; (iii) integrate consideration of risk and risk management into our business decision-making; and (iv) include policies and procedures that adequately transmit necessary information regarding material risks to senior executives and, as appropriate, to the Board or relevant committee.
The Board of Directors has designated the Audit Committee to take the lead in overseeing risk management at the Board of Directors level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management, independent registered public accounting firm, outside legal counsel, and other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.
Although the Board of Directors has assigned the primary risk oversight to the Audit Committee, it also periodically receives information about our risk management system and the most significant risks that we face. This is principally accomplished through Audit Committee reports to the Board of Directors and summary versions of the briefings provided by management and advisors to the Audit Committee.
In addition to the formal compliance program, our Board of Directors and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into our overall corporate strategy and day-to-day business operations. Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for us. As a result, the Board of Directors and the Audit Committee periodically ask our executives to discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.
Board Leadership Structure
Our Board of Directors does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. Our Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interest of us and our stockholders. The Board of Directors believes that Mr. Ross’s service as both Chief Executive Officer and Chairman of the Board is in the best interest of us and our stockholders. Mr. Ross possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas, with the input of Mr. Richie, the lead director, to ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers, and suppliers, particularly during times of turbulent economic and industry conditions.
Our Board of Directors also believes that a lead director is part of an effective Board leadership structure. To this end, the Board has appointed Mr. Richie as the lead director. The independent directors meet regularly in executive sessions at which only they are present, and the lead director chairs those sessions. As the lead director, Mr. Richie calls meetings of the independent directors as needed; sets the agenda for meetings of the independent directors; presides at meetings of the independent directors; is the principal liaison on Board issues between the independent directors and the Chairman and between the independent directors and management; provides feedback to the Chairman and management on the quality, quantity and timeliness of information sent to the Board; is a member of the Compensation Committee that evaluates the CEO’s performance; and oversees the directors’ evaluation of the Board’s overall performance. The Nominating and Governance Committee and the Board believe that its leadership structure, which includes the appointment of an independent lead director, is appropriate because it, among other things, provides for an independent director who gives board member leadership and each of the directors, other than Mr. Ross, is independent. Our Board of Directors believes that the independent directors provide effective oversight of management.
Stockholder Communications with the Board of Directors
Stockholders may communicate with the Board of Directors by writing to us as follows: Digital Ally, Inc., attention: Corporate Secretary, 14001 Marshall Drive, Lenexa, Kansas 66215. Stockholders who would like their submission directed to a member of the Board of Directors may so specify and the communication will be forwarded as appropriate.
Policy for Director Recommendations and Nominations
Our Nominating and Governance Committee will consider candidates for Board membership suggested by Board members, management and our stockholders. The policy of our Nominating and Governance Committee is to consider recommendations for candidates to the Board of Directors from any stockholder of record in accordance with our Bylaws. A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an annual meeting of stockholders, provided the stockholder meets the requirements set forth in our Bylaws. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.
Stockholder Recommendations for Director Nominations. Stockholder recommendations for director nominations may be submitted to the Company at the following address: Digital Ally, Inc., Attention: Corporate Secretary, 14001 Marshall Drive, Lenexa, Kansas 66215. Such recommendations will be forwarded to the Nominating and Governance Committee for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and they are in time for the Nominating and Governance Committee to do an adequate evaluation of the candidate before the Annual Meeting. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected and to cooperate with a background check.
Stockholder Nominations of Directors. Our Bylaws provide that, in order for a stockholder to nominate a director at an annual meeting of stockholders, the stockholder must give timely written notice to our Secretary and such notice must be received at our principal executive offices not less than one-hundred-and-twenty (120) days before the date of our release of the proxy statement to stockholders in connection with our previous year’s annual meeting of stockholders. Such stockholder’s notice shall include, with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such nominee that is required under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and serving as a director, and cooperating with a background investigation. In addition, the stockholder must include in such notice the name and address, as they appear on our records, of the stockholder proposing the nomination of such person, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, the class and number of shares of our capital stock that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to our Secretary the information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee.
To be timely in the case of a special meeting or if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, a stockholder’s notice must be received at our principal executive offices no later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made.
Code of Ethics and Conduct
Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees, officers and directors act in accordance with the highest ethical standards. The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.digitalally.com and the Code of Ethics and Conduct was filed as an exhibit to our Annual Report on Form 10-K filed on March 4, 2008.

Director Compensation
Our non-employee directors received the stock option grants noted in the “Director Compensation” table below for their service on the Board of Directors in 2022, including on the Audit, Nominating and Governance, and Compensation Committees.
In July 2021, we granted to Messrs. Richie, Caulfield and Hutchins each options exercisable to acquire 5,000 shares of Common Stock at an exercise price of $33.40 per share for their service on the Board of Directors until the next annual meeting of stockholders with vesting to occur ratably through May 31, 2022, provided each person has remained a director at such dates.
Director compensation for the year ended December 31, 2022 was as follows:
Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Total ($)
Stanton E. Ross, Chairman of the Board of Directors(1)	$—	$—	$—	$—
Leroy C. Richie	$95,000	$—	$—	$95,000
Daniel F. Hutchins	$90,000	$—	$—	$90,000
Michael J. Caulfield	$87,917	$—	$—	$87,917
(1)
As a Named Executive Officer, Mr. Ross’s compensation and option awards are fully reflected in the “Summary Compensation” table, and elsewhere under “Executive Compensation.” He did not receive compensation or stock options for his services as a director.

Stock Option and Restricted Stock Grants to Directors
Name of Individual	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross(1)	—	—	$—
Leroy C. Richie	—	5,000	$33.40
Daniel F. Hutchins	—	5,000	$33.40
Michael J. Caulfield	—	5,000	$33.40
(1)
As a Named Executive Officer, Mr. Ross’s compensation and option awards are fully reflected in the “Summary Compensation” table, and elsewhere under “Executive Compensation.” He did not receive compensation or stock options for his services as a director.

Outstanding Stock Options Held by Directors
The following table presents information concerning the outstanding equity awards for the Directors as of December 31, 2022:
Outstanding Equity Awards at Fiscal Year-End
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Stanton E. Ross Chairman, CEO and President	—	—	—	$—	—

Leroy C. Richie Lead Outside Director	5,000			$33.40	7/8/2031
	3,750			41.80	5/1/2030
	3,000			60.20	5/24/2029
	2,500			44.00	7/5/2028
	1,500			60.00	8/14/2027
	500	—	—	$78.40	5/11/2026

Daniel F. Hutchins Director	5,000			33.40	7/8/2031
	3,750			41.80	5/1/2030
	3,000			60.20	5/24/2029
	2,500			44.00	7/5/2028
	1,500			60.00	8/14/2027
	500	—	—	$78.40	5/11/2026

Michael J. Caulfield Director	5,000			33.40	7/8/2031
	3,750			41.80	5/1/2030
	3,000			60.20	5/24/2029
	2,500			44.00	7/5/2028
	1,500			60.00	8/14/2027
	500	—	—	$78.40	5/11/2026

PROPOSAL TWO
TO AMEND THE 2022 DIGITAL ALLY, INC. STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 250,000 SHARES TO 375,000 SHARES.
The Company is seeking stockholder approval for an amendment to the 2022 Stock Option and Restricted Stock Plan (the “2022 Plan”) to increase the number of shares reserved for issuance under the 2022 Plan from 125,000 shares of Common Stock to 375,000 shares of Common Stock (the “2022 Plan Amendment”). The 2022 Plan Amendment was adopted by the Board on April 12, 2023, subject to stockholder approval at the Annual Meeting. As of June 30, 2023, there were 125,000 shares subject to restricted stock awards or stock options issued under the 2022 Plan since its adoption. We made such grants generally in lieu of cash bonuses and compensation, which helped to conserve cash in 2022 and to-date in 2023 and plan to do the same during the remainder of 2023 and beyond. As a result of past grants, as of June 30, 2023, we have 90,000 shares remaining available for awards under the 2022 Plan without consideration of the additional shares proposed by the 2022 Plan Amendment. The 2022 Plan Amendment is attached to this Proxy Statement as Appendix A.
The purpose of the 2022 Plan is to offer all our employees, directors, and key consultants an opportunity to acquire a proprietary interest in our success and remain in service to the Company and to attract new employees, directors and consultants. The 2020 Plan provides both for the direct award of shares, for the grant of options to purchase shares, as well as for the grant of Stock Appreciation Rights (SARs). Options granted under the 2022 Plan may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.
The Company has a policy of issuing new shares upon the exercise of stock options, awarding significant amounts of stock options or restricted stock grants to new employees and regularly awarding such to employees on an annual basis. Stock options are generally granted at the market price on the date of grant. Stock options and restricted stock grants have generally vested over one (1) or more years for officers and employees, and one (1) year for directors. Stock options generally can be exercised within seven (7) to ten (10) years.
The Board of Directors believes that it is in the best interests of the Company and our stockholders for the Company to approve the 2022 Plan Amendment. There are relatively few shares available for grant under the existing stock option plans of the Company. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders. The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board of Directors believes that to remain competitive with other technology companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they are expected to receive awards under the 2022 Plan if the 2022 Plan Amendment is approved at the Annual Meeting.
Summary of the Amendment to the 2022 Stock Option and Restricted Stock Plan
Our Board of Directors adopted the 2022 Plan on October 12, 2022 and the 2022 Plan was approved by the stockholders at the 2022 annual meeting of stockholders held on December 7, 2022. At the Annual Meeting, we are asking stockholders to approve the 2022 Plan Amendment to increase the number of shares of Common Stock issuable under the 2022 Plan by 250,000 shares. The 2022 Plan currently authorizes us to issue 125,000 shares of Common Stock upon exercise of options and grant of restricted stock awards, which will be increased to a total of 375,000 shares reserved if the stockholders approve the 2022 Plan Amendment. Stock options and restricted stock representing a total of 35,000 shares of Common Stock have been granted under the 2022 Plan to date. The 2022 Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of Common Stock and non-qualified stock options to purchase shares of Common Stock and restricted stock awards and (ii) to non-employee directors and consultants non-qualified stock options and restricted stock. As of June 30, 2023, approximately one-hundred and twelve (112) employees, three (3) executive officers, and three (3) non-employee directors were eligible to participate in the 2022 Plan.

The following paragraphs provide a summary of the principal features of the 2022 Plan and its operation. The following summary is qualified in its entirety by reference to the 2022 Plan as set forth in Appendix A to the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on October 28, 2022.
Objectives. The objective of the 2022 Plan is to provide incentives to our key employees, directors and consultants to achieve financial results aimed at increasing shareholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the 2022 Plan will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant impact on our success.
Oversight. Our Board will administer the 2022 Plan by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the 2020 Plan and to establish and amend rules for its administration subject to the 2022 Plan’s limitations.
Number of Shares of Common Stock Available Under the 2022 Plan. There are currently 125,000 shares of our Common Stock reserved for issuance under the 2022 Plan. If our stockholders approve the 2022 Plan Amendment, a total of 375,000 shares of our Common Stock will be reserved for issuance under the 2022 Plan.
Types of Grants. The 2022 Plan allows for the grant of incentive stock options, non-qualified stock options and restricted stock awards. The 2022 Plan does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options or restricted stock. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.
Statutory Conditions on Stock Option—Exercise Price. Incentive stock options granted under the 2022 Plan must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of the grant.
- Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.
- Expiration date. Any option granted under the 2022 Plan will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.
- Exercisability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exercisability of any option at its discretion.
- Assignability. Options granted under the 2022 Plan are not assignable. Incentive stock options may be exercised only while we employ the optionee or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.
Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of Common Stock, subject to restrictions.
Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our Common Stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted restricted stock generally has all the rights of a stockholder, unless otherwise determined by the Compensation Committee.

Merger or Sale of Assets. If we merge with or into another corporation, or sell all or substantially all our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of their alternatives regarding their right to exercise the stock option as to all the shares subject to the stock option.
Amendment and Termination of the 2022 Plan. The administrator has the authority to amend, alter, suspend, or terminate the 2022 Plan, except that stockholder approval will be required for any amendment to the 2022 Plan to the extent required by any applicable law, regulation, or Nasdaq or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The 2022 Plan has a term of ten (10) years beginning October 12, 2022, unless terminated earlier by the administrator.
Federal Tax Aspects
The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock option and restricted stock awards granted under the 2022 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2022 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Company’s common stock on the date of grant.
Tax consequences of nonqualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2022 Plan. When an optionee exercises a nonqualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on holding period of the shares sold.
Tax consequences of incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the 2022 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the Common Stock received and the exercise price as an item of adjustment in computing the optionee’s alternative minimum taxable income.
An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of grant of the option, or (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be our employee continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.
Tax consequences of restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over the amount, if any, the recipient paid in exchange for the shares. If, however, the shares are subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when the shares are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares. If the shares are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.
A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares on the award date less the amount, if any, the recipient paid in exchange for the shares. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares prior to the date the vesting or restrictions lapse will be treated as compensation income.
The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.
Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.
Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2022 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, AND RESTRICTED STOCK AWARDS UNDER THE 2022 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.
Vote Required and Recommendation
The affirmative vote of the holders of a majority of the votes cast will be required to approve the 2022 Plan Amendment.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2022 DIGITAL ALLY, INC. STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 250,000 SHARES TO 375,000 SHARES.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed RBSM LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023 and recommends that stockholders vote for ratification of such appointment. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of RBSM LLP, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.
The Audit Committee believes that RBSM LLP is well suited to provide the services that we require in 2023 and beyond. Representatives of RBSM LLP will not be in attendance at the Annual Meeting, and therefore unavailable to respond to questions or to make a statement.
Audit and Related Fees
The following table is a summary of the fees billed to us by RBSM LLP for the fiscal years ended December 31, 2022 and 2021:
Fee Category	Fiscal 2022 fees	Fiscal 2021 fees
Audit fees	$327,415	$189,250
Audit-related fees	—	61,500
Tax fees	—	—
All other fees	—	—
Total fees	$327,415	$250,750
Audit Fees. Such amount consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. It also includes services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, consents issued for certain filings with the SEC, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.
Tax Fees. Tax fees consist of fees billed for professional services related to tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.
All Other Fees. Consists of fees for products and services other than the services reported above.
The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All the fees shown above were pre-approved by the Audit Committee.

Vote Required and Board Recommendation
If a quorum is present, the affirmative vote of a majority of the votes cast will be required to ratify the appointment of RBSM LLP as our independent registered public accounting firm.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF DIGITAL ALLY, INC. FOR THE YEAR ENDING DECEMBER 31, 2023.
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE
Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2022, which includes our consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the fiscal years ended December 31, 2022 and December 31, 2021 and the notes thereto.
In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.
Review and Discussion with Management
The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2022, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.
Review and Discussions with Independent Registered Public Accounting Firm
In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the fiscal year ended December 31, 2022. The Audit Committee also discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committee.” Finally, the Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence.
Conclusion
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2022 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DIGITAL ALLY, INC.

Daniel F. Hutchins, Chairman
Leroy C. Richie
Michael J. Caulfield

EXECUTIVE COMPENSATION
The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2022 and 2021:
Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)(3)(4)(5)(6)(7)(8)	Option awards ($)(1)	All other compensation ($)(2)	Total ($)
Stanton E. Ross Chairman, CEO and President	2022	$300,000	$100,000	$374,500	$—	$32,034	$806,534
	2021	$250,000	$250,000	$828,000	$—	$30,805	$1,358,805

Thomas J. Heckman CFO, Treasurer and Secretary	2022	$120,000	$—	$80,250	$—	$16,292	$216,542
	2021	$230,000	$115,000	$414,000	$—	$23,329	$782,329

Peng Han(9) COO	2022	$250,000	$—	$107,000	$—	$10,576	$367,576
	2021	$165,000	$—	$63,000	$—	$5,428	$233,428
(1)
Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options granted. Please refer to Note 13 to the consolidated financial statements that appear in our 2022 Annual Report, for a further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

(2)
Amounts included in all other compensation include the following items: the employer contribution to the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”) on behalf of the named executive. We are required to provide a 100% matching contribution for all who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for all employees’ elective deferral between 4% and 5%. The employee (i) is 100% vested at all times in the employee contributions and employer matching contributions; (ii) receives Company paid healthcare insurance; (iii) receives Company paid contributions to health savings accounts; and (iv) receives Company paid life, accident and disability insurance. See “All Other Compensation Table” below.

(3)
Stock awards include the following restricted stock granted during 2021 to Mr. Ross: 15,000 shares at $55.20 per share that vest 50% on January 6, 2022 and 50% on January 6, 2023, subject to Mr. Ross remaining an employee of the Company at that point in time.

(4)
Stock awards include the following restricted stock granted during 2021 to Mr. Heckman: 7,500 shares at $55.20 per share that vest 50% on January 6, 2022 and 50% on January 6, 2023, subject to Mr. Ross remaining an employee of the Company at that point in time.

(5)	Stock awards include the following restricted stock granted during 2021 to Mr. Han: 2,500 shares at $25.20 per share that vest ratably over the two-year period ending September 20, 2023.
(6)
Stock awards include the following restricted stock granted during 2022 to Mr. Ross: 17,500 shares at $21.40 per share that vest 50% on January 7, 2023 and 50% on January 7, 2024, subject to Mr. Ross remaining an employee of the Company at that point in time.

(7)
Stock awards include the following restricted stock granted during 2022 to Mr. Heckman: 3,750 shares at $21.40 per share that vest on January 7, 2023, subject to Mr. Heckman remaining an employee of the Company at that point in time.

(8)
Stock awards include the following restricted stock granted during 2022 to Mr. Han: 5,000 shares at $21.40 per share that vest 20% annually on the anniversary of January 7 from 2023 to 2027, subject to Mr. Han remaining an employee of the Company at that point in time.

(9)	Mr. Han was appointed Chief Operating Officer on December 13, 2021, thus Mr. Han’s 2021 compensation was set by management prior to his appointment as a named executive officer of the Company.
All Other Compensation Table
Name	Year	401(k) Plan contribution by Company	Company paid healthcare insurance	Flexible & health savings account contributions by Company	Company paid life, accident & disability insurance	Other Contractual payments	Total
Stanton E. Ross Chairman, CEO and President	2022	$10,039	$20,319	$1,100	$576	$—	$32,034
	2021	$8,606	$20,556	$1,100	$543	$—	$30,805

Thomas J. Heckman CFO, Treasurer and Secretary	2022	$4,800	$10,021	$895	$576	$—	$16,292
	2021	$9,138	$12,848	$800	$543	$—	$23,329

Peng Han COO	2022	$10,000	$—	$—	$576	$—	$10,576
	2021	$4,885	$—	$—	$543	$—	$5,428

Compensation Policy. Our executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable us to achieve earnings and profitability growth to satisfy its stockholders. We must, therefore, create incentives for these executives to achieve both our and individual performance objectives using performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.
Compensation Components. The main elements of its compensation package consist of base salary, stock options or restricted stock awards and bonus.
Base Salary. The base salary for each executive officer is reviewed and compared to the prior year, with considerations given for increase or decrease. The review is generally on an annual basis but may take place more often in the discretion of the Compensation Committee.
On January 7, 2021, the Compensation Committee restored the annual base salaries of Stanton E. Ross, President and Chief Executive Officer, Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, at $250,000 and $230,000, respectively for 2021.
The Compensation Committee plans to review the base salaries for possible adjustments on an annual basis. Base salary adjustments will be based on both individual and our performances and will include both objective and subjective criteria specific to each executive’s role and responsibility with us.
Stock Options and Restricted Stock Awards. The Compensation Committee determined stock option and restricted stock awards based on numerous factors, some of which include responsibilities incumbent with the role of each executive with us, tenure with us, as well as our performance. The vesting period of options and restricted stock is also tied, in some instances, to our performance directly related to certain executive’s responsibilities with us. The Compensation Committee determined that Messrs. Ross and Heckman were eligible for awards of stock options or restricted stock in 2021 based on their performance. Refer to the “Grants of Plan-Based Awards” table below for restricted stock awards made in 2021. The Committee also determined that Messrs. Ross, Heckman, and Han would be eligible in 2022 for awards of restricted stock or stock options.
Bonuses. The Compensation Committee determined to award bonuses to each of the executive officers in 2022 and 2021, as set forth in the foregoing table. Refer to the “Summary Compensation Table” above for the bonuses paid to Messrs. Ross and Heckman in 2022 and 2021. In fiscal 2022, Messrs. Ross and Heckman were eligible for bonuses of up to $250,000 and $120,000, respectively. Mr. Ross was awarded a partial 2022 bonus of $100,000. The Compensation Committee reviews each executive officer’s performance on a quarterly basis and determines what, if any, portion of the bonus he has earned and will be paid as of such point.
Other. In July 2008, we amended and restated our 401(k) Plan. The amended 401(k) Plan requires us to provide a 100% matching contribution for employees who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for employees’ elective deferrals between 4% and 5%. We have made matching contributions for executives who elected to contribute to the 401(k) Plan during 2021. Each participant is 100% vested at all times in employee and employer matching contributions. As of December 31, 2022, a total of 23,120 shares of our Common Stock were held in the 401(k) Plan. Mr. Heckman, as trustee of the 401(k) Plan, holds the voting power as to the shares of our Common Stock held in the 401(k) Plan. We have no profit-sharing plan in place for our employees. However, we may consider adding such a plan to provide yet another level of compensation to our compensation plan.

The following table presents information concerning the grants of plan-based awards to the Named Executive Officers during the year ended December 31, 2022:
Grants of Plan-Based Awards
Name	Grant date	Date approved by Compensation Committee	All other stock awards: Number of shares of stock or units: (#)(1)(2)(3)	Exercise or base price of option awards ($/Share)	Grant date fair value of stock awards ($)(4)
Stanton E. Ross Chairman, CEO and President	January 7, 2022	January 7, 2022	17,500(1)	$21.40	$374,500
Thomas J. Heckman Vice President, CFO, Treasurer and Secretary	January 7, 2022	January 7, 2022	3,750(2)	$21.40	$80,250
Peng Han COO	January 7, 2022	January 7, 2022	5,000(3)	$21.40	$107,000
(1)
These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a two-year period (50% on January 7, 2023 and 50% on January 7, 2024) contingent upon whether the individual is still employed by us at that point.

(2)
These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a one-year period contingent upon whether the individual is still employed by us at that point.

(3)
These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a five-year period (20% on each anniversary of January 7 from 2023 to 2027) contingent upon whether the individual is still employed by us at that point.

(4)
Stock awards noted represent the aggregate amount of grant date fair value as determined under ASC Topic 718. Please refer to Note 13 to the consolidated financial statements that appear in our Annual Report on Form 10-K, filed with the SEC on April 15, 2022, for a further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements
We do not have any employment agreements with any of our executive officers. However, on December 23, 2008, we entered into retention agreements with the following executive officers: Stanton E. Ross and Thomas J. Heckman. In April 2018 we amended these agreements.
Retention Agreements - Potential Payments upon Termination or Change of Control
The following table sets forth for each named executive officer potential post-employment payments and payments on a change in control and assumes that the triggering event took place on January 1, 2023 and that the amendments to the retention agreements of each person were in effect.
Retention Agreement Compensation
Name	Change in control payment due based upon successful completion of transaction	Severance payment due based on termination after Change of Control occurs	Total
Stanton E. Ross	$125,000	$500,000	$625,000
Thomas J. Heckman	$115,000	$460,000	$575,000
Total	$240,000	$960,000	$1,200,000
The retention agreements guarantee the executive officers’ specific payments and benefits upon a Change in Control of the Company. The retention agreements also provide for specified severance benefits if, after a Change in Control of the Company occurs, the executive officer voluntarily terminates employment for “Good Reason” or is involuntarily terminated without “Cause.”
Under the retention agreements, a “Change in Control” means (i) one party alone, or acting with others, has acquired or gained control over more than 50% of the voting shares of the Company; (ii) the Company merges or consolidates with or into another entity or completes any other corporate reorganization, if more than 50% of the combined voting power of the surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (iii) a majority of the Board of Directors is replaced and/or dismissed by the stockholders of the Company without the recommendation of or nomination by the Company’s current Board of Directors; (iv) the Company’s Chief Executive Officer (the “CEO”) is replaced and/or dismissed by stockholders without the approval of the Board of Directors; or (v) the Company sells, transfers or otherwise disposes of all or substantially all of the consolidated assets of the Company and the Company does not own stock in the purchaser or purchasers having more than 50% of the voting power of the entity owning all or substantially all of the consolidated assets of the Company after such purchase.
“Good Reason” means either (i) a material adverse change in the executive’s status as an executive or other key employee of the Company, including without limitation, a material adverse change in the executive’s position, authority, or aggregate duties or responsibilities; (ii) any adverse change in the executive’s base salary, target bonus or benefits; or (iii) a request by the Company to materially change the executive’s geographic work location.
“Cause” means (i) the executive has acted in bad faith and to the detriment of the Company; (ii) the executive has refused or failed to act in accordance with any specific lawful and material direction or order of his or her supervisor; (iii) the executive has exhibited, in regard to employment, unfitness or unavailability for service, misconduct, dishonesty, habitual neglect, incompetence, or has committed an act of embezzlement, fraud or theft with respect to the property of the Company; (iv) the executive has abused alcohol or drugs on the job or in a manner that affects the executive’s job performance; and/or (v) the executive has been found guilty of or has plead nolo contendere to the commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Prior to termination for Cause, the Company shall give the executive written notice of the reason for such potential termination and provide the executive a 30-day period to cure such conduct or act or omission alleged to provide grounds for such termination.
If any Change in Control occurs and the executive continues to be employed as of the completion of such Change in Control, upon completion of such Change in Control, as payment for the executive’s additional efforts during such Change in Control, the Company shall pay the executive a Change in Control benefit payment equal to three months of the his base salary at the rate in effect immediately prior to the Change in Control completion date, payable in a lump sum net of required tax withholdings. If any Change in Control occurs, and if, during the one-year period following the Change in Control, the Company terminates the executive’s employment without Cause or the executive submits a resignation for Good Reason (the effective date of such termination or resignation, the “Termination Date”), then:
(a)
The Company shall pay the executive severance pay equal to 12 months of his base salary at the higher of the rate in effect immediately prior to the Termination Date or the rate in effect immediately prior to the occurrence of the event or events constituting Good Reason, payable on the Termination Date in a lump sum net of required tax withholdings, plus all other amounts then payable by the Company to the executive less any amounts then due and owing from the executive to the Company;

(b)	The Company shall provide continuation of the executive’s health benefits at the Company’s expense for 18 months following the Termination Date; and
(c)	The executive’s outstanding employee stock options shall fully vest and be exercisable for a 90-day period following the Termination Date.
The executive is not entitled to the above severance benefits for a termination based on death or disability, resignation without Good Reason or termination for Cause. Following the Termination Date, the Company shall also pay the executive all reimbursements for expenses in accordance with the Company’s policies, within ten days of submission of appropriate evidence thereof by the executive.

The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 31, 2022:
Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or Payout value of unearned shares, units or other rights that have not vested
Stanton E. Ross Chairman, CEO and President	—	—	—	—	—	25,000	$115,000	—	$—
Thomas J. Heckman CFO, Treasurer and Secretary	—	—	—	—	—	7,500	$34,500	—	$—
Peng Han COO	—	—	—	—	—	6,200	$28,750	—	$—
(1)
These stock option and restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over the prescribed period contingent upon whether the individual is still employed by the Company at that point.

(2)	Market value based upon the closing market price of $4.60 on December 31, 2022.
The following table presents information concerning the stock options exercised and the vesting of restricted stock awards during 2021 for the Named Executive Officers for the year ended December 31, 2022:
	Option Exercises and Restricted Stock Vested
	Option Awards		Stock Awards
	Number of Shares acquired realized on exercise (#)	Value realized on exercise ($)	Number of Shares acquired on vesting (#)	Value on vesting ($)
Stanton E. Ross Chairman, CEO and President	—	$—	7,500	$160,500(1)
Thomas J. Heckman CFO, Treasurer and Secretary	—	$—	3,750	$80,250(1)
Peng Han COO	331	$28,520	1,250	$15,000(2)
(1)	Based on the closing market price of our Common Stock of $21.40 on January 7, 2022, the date of vesting for 7,500 shares of Common Stock for Mr. Ross, and 3,750 shares of Common Stock for Mr. Heckman.
(2)	Based on the closing market price of our Common Stock of $12.00 on September 20, 2022, the date of vesting for 1,250 shares of Common Stock for Mr. Han.
The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans (defined below under “Information Regarding Plans and Other Arrangements Not Subject to Security Holder Action”) is in the discretion of the administrator and therefore cannot be determined in advance. The Board of Directors’ policy in 2022 was to grant officers an award of 17,500 restricted shares of Common Stock to our CEO/President and 3,750 restricted shares of Common Stock to our CFO/Treasurer and each non-employee director an award of options to purchase 5,000 shares of Common Stock, all subject to vesting requirements.

The following table sets forth (a) the aggregate number of shares of Common Stock subject to options granted under the Plans during the year ended December 31, 2022 and (b) the average per share exercise price of such options.
Stock Option and Restricted Stock Grants
Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross, Chairman of the Board of Directors, CEO & President	17,500	—	$—
Leroy C. Richie, Director	—	—	$—
Daniel F. Hutchins, Director	—	—	$—
Michael J. Caulfield, Director	—	—	$—
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary	3,750	—	$—
Peng Han	5,000	—	$—
All executive officers, as a group	26,250	—	$—
All directors who are not executive officers, as a group	—	—	$—
All employees who are not executive officers, as a group	5,500	—	$—

INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION
Stock Option Plans
Securities Authorized for Issuance under Equity Compensation Plans
Our Board of Directors adopted the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”) on September 1, 2005. The 2005 Plan authorized us to reserve 15,625 shares of our Common Stock for issuance upon exercise of options and grant of restricted stock awards. The 2005 Plan terminated in 2015 with 1,078 shares of Common Stock reserved for awards that are now unavailable for issuance. Stock options granted under the 2005 Plan that remain unexercised and outstanding as of December 31, 2022 total 284.
On January 17, 2006, our Board adopted the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”). The 2006 Plan authorizes us to reserve 9,375 shares of Common Stock for future grants under it. The 2006 Plan terminated in 2016 with 2,739 shares of Common Stock reserved for awards that are now unavailable for issuance. Stock options granted under the 2006 Plan that remain unexercised and outstanding as of December 31, 2022 total 531.
On January 24, 2007, our Board adopted the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”). The 2007 Plan authorizes us to reserve 9,375 shares of Common Stock for future grants under it. The 2007 Plan terminated in 2017 with 4,733 shares of Common Stock reserved for awards that are now unavailable for issuance. There are no stock options granted under the 2007 Plan that remain unexercised and outstanding as of December 31, 2022.
On January 2, 2008, our Board adopted the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”). The 2008 Plan authorizes us to reserve 6,250 shares of Common Stock for future grants under it. The 2008 Plan terminated in 2018 with 2,025 shares of Common Stock reserved for awards that are now unavailable for issuance. There are no stock options granted under the 2008 Plan that remain unexercised and outstanding as of December 31, 2022.
On March 18, 2011, our Board adopted the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”). The 2011 Plan authorizes us to reserve 3,125 shares of Common Stock for future grants under it. At December 31, 2022, there were 438 shares of Common Stock reserved for awards available for issuance under the 2011 Plan. Stock options granted under the 2011 Plan that remain unexercised and outstanding as of December 31, 2022 total 50.
On March 22, 2013, our Board adopted the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”). The 2013 Plan was amended on March 28, 2014 and November 14, 2014 to increase the number of shares of Common Stock authorized and reserved for issuance under the 2013 Plan to a total of 15,000. At December 31, 2022, there were no shares of Common Stock reserved for awards available for issuance under the 2013 Plan. Stock options granted under the 2013 Plan that remain unexercised and outstanding as of December 31, 2022 total 1,000.
On March 27, 2015, our Board of Directors adopted the 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”). The 2015 Plan was amended on February 25, 2016 and May 31, 2017 to increase the number of shares of Common Stock authorized and reserved for issuance under the 2015 Plan to a total of 62,500. At December 31, 2022, there were no shares of Common Stock reserved for awards available for issuance under the 2015 Plan, as amended. Stock options granted under the 2015 Plan that remain unexercised and outstanding as of December 31, 2022 total 6,500.
On April 12, 2018, our Board of Directors adopted the 2018 Stock Option and Restricted Stock Plan (the “2018 Plan”). The 2018 Plan was amended on May 21, 2019 to increase the number of shares of Common Stock authorized and reserved for issuance under the 2018 Plan to a total of 87,500. At December 31, 2022, there were 31,275 shares of Common Stock reserved for awards available for issuance under the 2018 Plan. Stock options granted under the 2018 Plan that remain unexercised and outstanding as of December 31, 2022 total 17,000.
Our Board of Directors adopted the 2020 Stock Option and Restricted Stock Plan (the “2020 Plan”) on June 30, 2020 and the Company’s stockholders approved the 2020 Plan at the Annual Meeting held on September 9, 2020. The Company’s stockholders approved an amendment to the 2020 Plan at the Annual Meeting held on June 22, 2021 which increased the number of shares of Common Stock authorized and reserved for issuance under the 2020 Plan to a total of 125,000. At December 31, 2022, there were 12,042 shares of Common Stock reserved for awards available for issuance under the 2020 Plan. Stock options granted under the 2020 Plan that remain unexercised and outstanding as of December 31, 2022 total 29,000.
Our Board of Directors adopted the 2022 Stock Option and Restricted Stock Plan (the “2022 Plan”) on October 28, 2022 and the Company’s stockholders approved the 2022 Plan at the Annual Meeting held on December 7, 2022. The number of shares of Common Stock authorized and reserved for issuance under the 2022 Plan totals 125,000. At December 31, 2022, there were no shares of Common Stock reserved for awards available for issuance under the 2022 Plan. Stock options granted under the 2022 Plan that remain unexercised and outstanding as of December 31, 2022 total 125,000.
The 2005 Plan, 2006 Plan, 2007 Plan, 2008 Plan, 2011 Plan, 2013 Plan, 2015 Plan, 2018 Plan, and 2020 Plan are collectively referred to as the “Plans.”
The Plans authorize us to grant (i) to the key employees incentive stock options (except for the 2007 Plan) to purchase shares of Common Stock and non-qualified stock options to purchase shares of Common Stock and restricted stock awards, and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock. The Compensation Committee administers the Plans by making recommendations to the Board or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.
The Plans allow for the grant of incentive stock options (except for the 2007 Plan), non-qualified stock options and restricted stock awards. Incentive stock options granted under the Plans must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.
The Compensation Committee is also authorized to grant restricted stock awards under the Plans. A restricted stock award is a grant of shares of the Common Stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee.
We have filed various registration statements on Form S-8 and amendments to previously filed Form S-8’s with the Securities and Exchange Commission (the “SEC”), which registered a total of 408,750 shares of Common Stock issued or to be issued underlying the awards under the Plans.
The following table sets forth certain information regarding the Plans as of December 31, 2022:
Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	53,950	$45.80	408,750
Equity compensation plans not approved by stockholders	—	$—	—
Total all plans	53,950	$45.80	408,750

We believe that such awards better align the interests of our employees with those of our stockholders. Option awards have been granted with an exercise price equal to the market price of our stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. Restricted stock awards have also been made under the Plans. A restricted stock award is a grant of shares of the common stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee. These option and restricted stock awards typically provide for accelerated vesting if there is a change in control (as defined in the Plans). We have registered all shares of Common Stock that are issuable under our Plans with the SEC. A total of 408,750 shares remained available for awards under the various Plans as of December 31, 2022.

Pay Versus Performance
This section is included to comply with the provisions of Item 402(v) of Regulation S-K regarding the relationship between executive compensation and certain financial performance of the Company for each of the last two completed fiscal years. The table below presents information on the compensation of our principal executive officer (“PEO”) and our named executive officers (“NEOs”). “PEO” refers to Stanton E. Ross and “NEOs” refers to Thomas J. Heckman and Peng Han.
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	806,534	(117,216)	292,059	50,209	22.33	(18,873,758)
2021	1,358,805	831,805	507,879	433,536	103.88	25,530,961
	2022 PEO 1	2021 PEO 1
Summary Compensation Table Total	806,534	1,358,805
Fair value of equity awards granted during the year from the Summary Compensation Table	(374,500)	(828,000)
Fair value at year end of equity awards granted during the year	80,500	321,000
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(379,500)	(106,250)
Change in fair value of equity awards granted in prior years that vested during the year	(250,250)	86,250
Equity awards granted in prior years that were forfeited during the year	—	—
Compensation Actually Paid Total	(117,216)	831,805
	Average for Non-PEO NEOs
	2022	2021
Summary Compensation Table Total	292,059	507,879
Fair value of equity awards granted during the year from the Summary Compensation Table	(93,625)	(238,500)
Fair value at year end of equity awards granted during the year	20,125	107,000
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(107,750)	(63,750)
Change in fair value of equity awards granted in prior years that vested during the year	(125,250)	259,088
Equity awards granted in prior years that were forfeited during the year	64,650	(138,180)
Compensation Actually Paid Total	50,209	433,536

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of June 28, 2023, information regarding beneficial ownership of our Common Stock, as adjusted to reflect the sale of the securities offered by us in this offering for:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•	each of our executive officers;
•	each of our directors; and
•	all of our current executive officers and directors as a group
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are currently exercisable or exercisable within sixty (60) days of June 28, 2023. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.
Common Stock subject to securities currently exercisable or exercisable within sixty (60) days of June 28, 2023 are deemed to be outstanding for computing the percentage ownership of the person holding such securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Digital Ally, Inc., 14001 Marshall Drive., Lenexa, KS 66215.
	Number of Shares of Common Stock Beneficially Owned(1)		% of Total Voting Power
	Shares	%
5% or Greater Stockholders:
None	—	—	—
Executive Officers and Directors:
Stanton E. Ross(2)	116,065	4.2%	4.2%
Leroy C. Richie(3)	18,211	*	*
Daniel F. Hutchins(4)	17,885	*	*
Michael J. Caulfield(5)	16,393	*	*
Thomas J. Heckman(6)	76,687	2.8%	2.8%
Peng Han(7)	13,781	*	*
All executive officers and directors as a group (five individuals)	259,022	9.3%	9.3%
*	Less than 1%
(1)	Based on 2,776,598 shares of Common Stock issued and outstanding as of June 28, 2023 and, with respect only to the ownership by all executive officers and directors as a group.
(2)	Mr. Ross’s total shares of Common Stock include 26,250 restricted shares that are subject to forfeiture to us.
(3)	Mr. Richie’s total shares of Common Stock include 16,250 shares of Common Stock to be received upon the exercise of vested options.
(4)	Mr. Hutchins’ total shares of Common Stock include 16,250 shares of Common Stock to be received upon the exercise of vested options.
(5)	Mr. Caulfield’s total shares of Common Stock include 16,250 shares of Common Stock to be received upon the exercise of vested options.
(6)
Mr. Heckman’s total shares of Common Stock include (i) 3,750 restricted shares that are subject to forfeiture to us and (ii) 23,120 shares of Common Stock held in the Company’s 401(k) Plan (on December 31, 2022) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan.

(7)	Mr. Han’s total shares of Common Stock include (i) 10,250 restricted shares that are subject to forfeiture to us and (ii) 331 shares of Common Stock to be received upon the exercise of vested options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our Common Stock, to file with the SEC reports of ownership of, and transactions in, our securities and to provide us with copies of those filings.
Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file such reports by such dates during fiscal year ended December 31, 2022. During such fiscal year, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis.

TRANSACTIONS WITH RELATED PERSONS
Transactions with Managing Member of Nobility Healthcare
On January 27, 2022, the Board of Directors appointed Christian J. Hoffmann, III as a member of the Board, effective immediately. Mr. Hoffmann is a principal owner and manager of Nobility, LLC which is currently the managing member of our consolidated subsidiary Nobility Healthcare, LLC.
The Company has advanced a total of $158,384 in the form of a working capital loan to Nobility, LLC in order to fund capital expenditures necessary for the initial growth of the joint venture during 2022. The outstanding balance of the working capital loan was $138,384 as of December 31, 2022 and the Company anticipates full repayment of this advance during the year ended December 31, 2023. The Company paid distributions to the noncontrolling in consolidated subsidiary totaling $15,692 and $-0-, for the years ended December 31, 2022 and 2021, respectively.
On August 1, 2022, Mr. Hoffmann resigned as a member of the Board, effective immediately. He remains as a principal owner and manager of Nobility, LLC.

PROPOSAL FOUR

APPROVAL OF THE NASDAQ PROPOSAL
Summary
The purpose of this Proposal is to approve, pursuant to The Nasdaq Stock Market LLC Rule 5635(d), the issuance of 20% or more of the Company’s outstanding shares of Common Stock in connection with the transactions contemplated by the Purchase Agreement, including, without limitation, the issuance of (i)shares of Common Stock upon conversion of the Convertible Notes, and (ii) shares of Common Stock upon exercise of six common stock purchase warrants (the “Warrants”) issued to the Purchasers (as defined below).
Background
Private Placement
On April 5, 2023, Company entered into and consummated the initial closing (the “First Closing”) of the transactions contemplated by a Securities Purchase Agreement, dated as of April 5, 2023 (the “Purchase Agreement”), between the Company and certain investors (the “Purchasers”).
At the First Closing, the Company issued and sold to the Purchasers Convertible Notes in the aggregate original principal amount of $3,000,000 and the Warrants. The Purchase Agreement provided for ten percent (10%) original interest discount resulting in gross proceeds to the Company of $2,700,000. No interest accrues under the Convertible Notes. The Warrants are exercisable for an aggregate 1,125,000 shares of Common Stock comprised of 375,000 warrants at an exercise price of $5.50 per share of Common Stock, 375,000 warrants at an exercise price of $6.50 per share of Common Stock, and 375,000 warrants at an exercise price of $7.50 per share of Common Stock.
Subject to certain conditions, within 18 months from the Effectiveness Date (as defined below) and while the Convertible Notes remain outstanding, the Purchasers have the right to require the Company to consummate a second closing of up to an additional $3,000,0000 of Convertible Notes and Warrants on the same terms and conditions as the First Closing, except that the Convertible Notes may be subordinate to a mortgage on the Company’s headquarters building (the “Bank Mortgage”).
The Convertible Notes are convertible into shares of Common Stock at the election of the Purchasers at any time at a fixed conversion price of $5.00 (the “Conversion Price”) per share of Common Stock. The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable Conversion Price (subject to certain exceptions). Subject to certain conditions, including certain equity conditions, the Company may redeem some or all of the then outstanding principal amount of the Convertible Notes for cash in an amount equal to 110% of the outstanding principal amount of the Convertible Notes (the “Optional Redemption Amount”). In addition, the Purchasers may, at their option, demand repayment at the Optional Redemption Amount upon five (5) business days’ written notice following (i) the closing by the Company of the Bank Mortgage, or (ii) a sale by the Company of Common Stock or Common Stock equivalents.
The Convertible Notes rank senior to all outstanding and future indebtedness of the Company and its subsidiaries, and are secured by substantially all of the Company’s assets, as evidenced by (i) a Security Agreement entered into at the Closing (the “Security Agreement”), (ii) a Trademark Security Agreement entered into at the Closing (the “Trademark Security Agreement”), (iii) a Patent Security Agreement entered into at the Closing (the “Patent Security Agreement”), (iv) a Guaranty executed by all direct and indirect subsidiaries of the Company (the “Guaranty”) pursuant to which each of them has agreed to guaranty the obligations of the Company under the Convertible Notes, and (v) a mortgage on the Company’s headquarters building in favor of the Purchasers.
Also at the Closing, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to prepare and file with the SEC within the 10th business day following the First Closing (the “Filing Date”) a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Convertible Notes and exercise of the Warrants, and to use its best efforts to cause such Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as promptly as possible, but in any event no later than 45 days following the Filing Date (the “Effectiveness Date”). If the Registration

Statement is not filed by the Filing Date or is not declared effective by the Effectiveness Date, or under certain other circumstances described in the Registration Rights Agreement, then the Company shall be obligated to pay, as partial liquidated damages, to each Purchaser an amount in cash equal to 2% of the original principal amount of the Convertible Notes each month until the applicable event giving rise to such payments is cured. If the Company fails to pay any partial liquidated damages in full within seven days after the date payable, the Company will pay interest thereon at a rate of 10% per annum.
Effect of Issuance of Additional Securities
The issuance of the securities described in this Proposal would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Purchasers beneficially own a significant amount of shares of our Common Stock, they could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers fully convert the Convertible Notes and/or exercise the Warrants. Further, because of the possibility that the Conversion Price and the respective exercise price of the Warrants may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 4 will apply to all issuances of Common Stock pursuant to the Convertible Notes and Warrants, including such potential issuance of additional shares.
Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval
The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Marketplace Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the transactions contemplated by the transaction documents in connection with the Purchase Agreement, including full issuance of shares of Common Stock upon the conversion of the Convertible Notes and exercise of the Warrants into shares of Common Stock, may require stockholder approval.
If our stockholders do not approve this Proposal, (i) the Convertible Notes will not be fully convertible and the Warrants will not be fully exercisable in a manner that complies with Nasdaq Marketplace Rule 5635(d). In addition, our failure to obtain approval of this Proposal No. 4 when such failure would prohibit us to satisfying our obligations under the Convertible Notes and the Warrants might constitute an Event of Default under the Convertible Notes and Warrants, and result in an obligation to immediately purchase back in cash any outstanding principal amount of the Convertible Notes or unexercised Warrants at the amounts as described in the Convertible Notes and Warrants, as applicable.
Additional Information
This summary is intended to provide you with basic information concerning the Securities Purchase Agreement, the Convertible Notes and the Warrants. The full text of the Purchase Agreement, the form of Convertible Notes, and the form of Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on April 7, 2023.
Vote Required and Recommendation
The affirmative vote of the holders of a majority of the votes cast will be required to approve the Nasdaq Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE NASDAQ PROPOSAL.

OTHER MATTERS
The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than (i) one-hundred-and-twenty (120) days before the anniversary date of the Company’s release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders, or (ii) a reasonable time before the Company begins to print and send its proxy materials, in the event that the date of the 2023 annual meeting of stockholders is changed by more than thirty (30) days from the anniversary date of the Annual Meeting.
Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Exchange Act.
In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.
ANNUAL REPORT
This Proxy Statement is accompanied by a copy of our 2022 Annual Report.
BY ORDER OF THE BOARD OF DIRECTORS

July 14, 2023	Chairman of the Board, Chief Executive
Lenexa, Kansas	Officer and President

APPENDIX A

AMENDMENT TO DIGITAL ALLY, INC.
2022 STOCK OPTION AND RESTRICTED STOCK PLAN
Pursuant to Section 12 of the Digital Ally, Inc. 2022 Stock Option and Restricted Stock Plan (the “Plan”), the Board of Directors (the “Board”) of Digital Ally, Inc. (the “Corporation”) hereby amends the Plan, subject to the approval of the Corporation’s stockholders. This Amendment to the Digital Ally, Inc. 2022 Stock Option and Restricted Stock Plan (the “Amendment”) is effective as of the date of stockholder approval as provided in Section 12 hereof.
1. PURPOSE OF THE AMENDMENT.
The Corporation wishes to amend the Plan to increase the aggregate number of Shares that may be granted under the Plan.
2. AMENDMENT.
Section 4 of the Plan is hereby amended and restated in its entirety to read as follows:
STOCK SUBJECT TO THE PLAN.
(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate two-hundred-fifty-thousand (250,000) shares of Common Stock.
This Amendment amends only the provision of the Plan as noted above, and those provisions not expressly amended herein shall be considered in full force and effect. Notwithstanding the foregoing, this Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.
3. APPROVAL OF STOCKHOLDERS.
This Amendment was adopted by the Board on April 12, 2023 and is subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by an action by written consent no later than April 12, 2023.
4. EXECUTION.
To record the adoption of this Amendment by the Board on April 12, 2023, the Corporation has caused an authorized officer to affix the Corporate name hereto.

*DIGITAL ALLY, INC.*
*14001 MARSHALL DRIVE*
*LENEXA, KANSAS 66215*

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20510-P97011

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**DIGITAL ALLY, INC.**

**The Board of Directors recommends that you vote as follows: "FOR" the election of the four nominees to the Board of Directors; "FOR" Proposals 2, 3, and 4.**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors of the Company: | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Stanton E. Ross
02) Leroy C. Richie
03) Daniel F. Hutchins
04) Michael J. Caulfield

**In his discretion, the proxy is authorized to vote upon such other business that may properly come before the 2023 Annual Meeting**.

NOTE: Please sign exactly as name appears below. When shares are held by joint owners both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V20511-P97011

The undersigned hereby appoints **Thomas J. Heckman** as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of **Digital Ally, Inc.** held of record by the undersigned on July 3, 2023, at the 2023 Annual Meeting of Stockholders to be held at the corporate facility located at 14001 Marshall Drive, Lenexa, Kansas 66215, on Wednesday, August 23, 2023 at 11:15 a.m., ET, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Annual Meeting.

**(Continued and to be dated and signed on reverse side)**